UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2012

A. SCHULMAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3550 West Market Street, Akron, Ohio	44333
(Address of principal executive offices)	(Zip Code)

(330) 666-3751
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 17, 2012, the Compensation Committee of the Board of Directors of A. Schulman, Inc. ( “Company”) approved a cash bonus plan for the 2013 fiscal year (“2013 Bonus Plan”) for the Company’s executive officers, including its Named Executive Officers (“NEOs”).

The 2013 Bonus Plan sets forth target bonus amounts for each participating executive officer, expressed as a percentage of base salary, and provides for awards ranging from 50% (threshold) to 200% (maximum) of target. The target bonus awards under the 2013 Bonus Plan for each of the Company’s NEOs are as follows:

Names Executive Officer	2013 Target Bonus Opportunity (as a % of base salary)
Joseph M. Gingo	100%
Joseph J. Levanduski	50%
David C. Minc	50%
Gustavo Perez	50%
Bernard Rzepka	50%

For each of the NEOs, 100% of each executive’s 2013 bonus opportunity will be dependent upon the achievement of pre-established worldwide corporate and/or segment performance metrics, with upward or downward adjustments based upon individual performance. Pursuant to the 2012 Bonus Plan, performance will be evaluated based upon the following financial performance measures: (i) net income; (ii) operating income; and (iii) days of working capital. For Messrs. Gingo, Levanduski and Minc, each of their respective annual bonus opportunities will be measured by the Company’s consolidated worldwide operations, with the following weighting: (1) net income – 50%; (2) operating income – 30%; and (3) days of working capital – 20%. For Mr. Rzpeka, his annual bonus opportunity will be based upon the performance of the Company’s consolidated worldwide operations and its EMEA segment, with the following metric weighting: (1) EMEA operating income – 50%; (2) EMEA days of working capital – 20%; and (3) consolidated worldwide operating income – 30%. For Mr. Pérez, his annual bonus opportunity will be based upon the performance of the Company’s consolidated worldwide operations and the Company’s America’s segment, with the following metric weighting: (1) Americas operating income – 50%; (2) Americas days of working capital – 20%; and (3) consolidated worldwide net income – 30%. Under the 2012 Bonus Plan, Mr. Gingo retains authority to adjust award payouts for all directly reporting executive officers from 0 to 200% of their target award based upon individual performance, although the total amount of all bonus payments, including discretionary adjustments upwards or downwards, cannot exceed the total amount otherwise determined by application of the 2012 Bonus Plan performance metrics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.

By:	/s/ David C. Minc
David C. Minc
Vice President, Chief Legal Officer and Secretary

Date: October 18, 2012